                                                                     EXHIBIT (4)
                               MERRILL LYNCH NOTE
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                                CUSIP No.:                                PRINCIPAL AMOUNT:
No.
     -----------                          ----------------------------              ----------------------------
                                               MERRILL LYNCH & CO., INC.

                                                   MERRILL LYNCH NOTE

ORIGINAL ISSUE DATE:                      INTEREST RATE:    %                       STATED MATURITY DATE:

INTEREST PAYMENT DATE(S):                 RECORD DATE:                              [  ] CHECK IF DISCOUNT NOTE
[  ] Monthly                                                                                    Issue Price: %
[  ] Quarterly
[  ] Semiannually
[  ] Annually

REDEMPTION DATE(S):                       SURVIVOR'S OPTION:
                                          [  ] Applicable to this Note
                                          [  ] Not Applicable to this Note

                                          AUTHORIZED DENOMINATION:
                                          [ ] $1,000 and integral
                                              multiples thereof
                                          [ ] Other:

ADDENDUM ATTACHED:                        OTHER/ADDITIONAL PROVISIONS:
[ ] Yes
[ ] No

         MERRILL LYNCH & CO., INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount of

DOLLARS on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. "Maturity Date" means the date on which the Principal Amount of this Note becomes due and payable in full in accordance with its terms and the terms of the Indenture, whether at the Stated Maturity Date or earlier by declaration of acceleration, call for redemption, repayment or otherwise. References herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         The Company will pay interest in arrears on each Interest Payment Date (as defined below), if any, commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the registered holder (the "Holder") of this Note on the Record Date with respect to such second Interest Payment Date. If Monthly Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of each calendar month beginning in the calendar month that next succeeds the month in which the Original Issue Date occurs; if Quarterly Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of every third month beginning in the third calendar month that next succeeds the month in which the Original Issue Date occurs; if Semiannual Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of every sixth month beginning in the sixth calendar month following the month in which the Original Issue Date occurs; and if Annual Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of each twelfth month beginning in the twelfth calendar month following the month in which the Original Issue Date occurs. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

         Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes, as defined on the reverse hereof) is registered at the close of business on the first day of the calendar month (whether or not a Business Day, as defined below) in which such Interest Payment Date occurs (the "Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the close of business on any Record Date and, instead, shall be paid to the person in whose name this
Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

         Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon delivery of instructions as contemplated on the reverse hereof) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee on the record date; provided, however, that a Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

         If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day (as defined), the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day and no interest shall accrue with respect to the payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

         As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: ____________


                                   MERRILL LYNCH & CO., INC.


                                   By:
                                       ----------------------------------------
                                                 John C. Stomber
                                              Senior Vice President
                                                       and
                                                    Treasurer

[FACSIMILE OF SEAL]

                                   Attest:


                                   By:
                                       ----------------------------------------
                                                 Andrea L. Dulberg
                                                    Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

JPMORGAN CHASE BANK,
       as Trustee

By:
    --------------------------
        Authorized Officer

                                [REVERSE OF NOTE]

                            MERRILL LYNCH & CO., INC.

                               MERRILL LYNCH NOTE
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

         This Note is one of a duly authorized series of Securities (the "Securities") of the Company designated as its Merrill Lynch Notes Due Nine Months or More from Date of Issue (the "Notes"). The Notes are issued and to be issued under an Indenture, dated as of October 1, 1993, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

         This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or other Authorized Denomination specified on the face hereof.

         This Note shall be exchangeable for Notes in definitive form of like tenor and terms and of an equal aggregate principal amount, in the Authorized Denomination specified on the face hereof only if (x) the Depository is at any time unwilling or unable to continue as depository or the depository has ceased to become a clearing agency under the Exchange Act and a successor depository is not appointed by the Company within 60 calendar days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes under the Indenture. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

         This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions described below, will not be redeemable or repayable prior to the Stated Maturity Date.

         This Note will be subject to redemption at the option of the Company on the Redemption Dates, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such other minimum Authorized Denomination), at a Redemption Price equal to 100% of the unpaid principal amount to be redeemed, together with unpaid interest accrued thereon to the applicable Redemption Date, on written notice given to the Holder hereof (in accordance with the provisions of the

Indenture) not more than 60 nor less than 30 calendar days prior to the applicable Redemption Date. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof. If no Redemption Dates are specified on the face hereof, this Note may not be redeemed at the option of the Company prior to the Stated Maturity Date.

         If the Survivor's Option is specified on the face hereof as being applicable to this Note, the Representative (as defined below) of a deceased beneficial owner of this Note or a beneficial interest in this Note shall have the option to elect repayment of this Note in whole or in part following the death of such owner. "Representative" means the representative of a deceased beneficial owner of the Note or a beneficial interest in this Note that has authority to act on behalf of the deceased beneficial owner of this Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative, executor, surviving joint tenant or surviving tenant by the entirety of such deceased beneficial owner). Unless specifically provided on the face hereof or in an Addendum hereto, the Survivor's Option may be exercised only if this Note or a beneficial interest in this Note was purchased at least six months prior to the Representative's exercise of the Survivor's Option. If the Survivor's Option is specified on the face hereof as not being applicable to this Note, this Note may not be repaid at the option of a deceased beneficial owner hereof prior to the Stated Maturity Date.

         Upon exercise of the Survivor's Option, the Company shall repay this Note (or portion hereof) in an amount that is not less than $1,000, provided that any remaining principal amount shall be an Authorized Denomination, at a price equal to 100 % of the principal amount of the beneficial interest of the deceased owner in this Note being repaid, plus accrued interest to, but excluding, the date of such repayment.

         Notwithstanding the foregoing, the Company may, in its sole discretion, limit the aggregate principal amount of Notes (or portions thereof) as to which exercises of the Survivor's Option shall be accepted in any calendar year (the "Annual Put Limitation") to an amount equal to the greater of (i) $5,000,000, or
(ii) 5% of the principal amount of all Notes Outstanding (as defined in the Indenture) as of the end of the most recent calendar year. The Company may also, in its sole discretion, limit the aggregate principal amount of Notes (or portions thereof) as to which exercise of the Survivor's Option shall be accepted in any calendar year with respect to any individual deceased owner of beneficial interests in the Notes to $500,000 (the "Individual Put Limitation").

         A valid exercise of the Survivor's Option with respect to this Note is irrevocable and, after such exercise, this Note (or portion hereof) may not be transferred prior to repayment by the Company.

         For so long as this Note is represented by a Global Security, the Depository or its nominee shall be the Holder hereof and therefore the Depository shall be the only entity that can exercise the Survivor's Option with respect to this Note by delivery of the Option to Elect Repayment pursuant to the Survivor's Option, the form of which is attached hereto. To obtain repayment pursuant to exercise of the Survivor's Option with respect to this Note, the Representative must provide to the Depository's participant through which the beneficial interest in this Note is held: (i) a written instruction to such participant to notify the Depository of the Representative's desire to exercise the Survivor's Option,
(ii) appropriate evidence satisfactory to the Company and the Trustee that (A) the deceased was the owner of a beneficial interest in this Note at the time of death and that the deceased or the estate has held this Note for at least six months, (B) the death of the beneficial owner hereof has occurred and (C) the Representative has authority to act on behalf of the deceased beneficial owner,
(iii) if the beneficial interest in this Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Company and the Trustee from such nominee attesting to the deceased's ownership of a beneficial interest in this Note, (iv) a duly completed "Repayment Election Form", a copy of which is attached to this Note as Annex A, (v) if applicable, a properly executed assignment or endorsement, (vi) tax waivers and any other instruments or documents that the Company or the Trustee reasonably requires in order to establish the validity of ownership of the beneficial interest in this Note and the Representative's entitlement to payment and (vii) any additional information the Company or the Trustee requires to document ownership or authority to exercise the Survivor's Option and to cause the repayment of this Note (or portion thereof). The participant shall deliver to the Trustee (i) each of the documents described in the immediately preceding sentence together with a certificate satisfactory to the Trustee from such participant stating that it represents the deceased beneficial owner of this Note or a beneficial interest in this Note.

         The participant shall be responsible for disbursing any payments it receives from the Trustee pursuant to exercise of the Survivor's Option to the appropriate Representative.

         Subject to the Company's right hereunder to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all other questions regarding the eligibility or validity of any exercise of the Survivor's Option with respect to this Note shall be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties. In making any determinations hereunder, the Trustee may elect, in the exercise of its own discretion, to consult with Company personnel and seek the advice of the Company, but it is in no way obligated to do so. The Trustee may rely on any advice provided to it by the Company in connection herewith.

         Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted promptly in the order received by the Trustee, except for any Note (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied. Each Note (or portion thereof) that has been tendered for repayment in connection with the exercise of the Survivor's Option that is not accepted by the Trustee in any calendar year because such acceptance would have contravened either the Annual Put Limitation or the Individual Put Limitation shall be deemed to be tendered on the first day of the following calendar year in the order all such Notes (or portions thereof) were originally tendered. Notes (or portion thereof) accepted for repayment pursuant to exercise of the Survivor's Option shall be repaid no later than the first Interest Payment Date that occurs at least 20 calendar days after the date of such acceptance. In the event that a Note (or any portion thereof) tendered for repayment pursuant to valid exercise of the Survivor's Option is not accepted, the Trustee shall deliver a written notice by first-class mail to the registered Holder thereof at its last known address as indicated in the Security Register, that states the reason such Note (or portion thereof) has not been accepted for payment.

         For purposes of the Survivor's Option, the death of a person owning this Note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the Holder hereof, and the entire Principal Amount hereof shall be subject to repayment. The death of a person owning this Note by tenancy in common shall be deemed the death of a Holder hereof only with respect to the deceased Holder's interest in this Note; except that in the event this
Note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the Holder hereof, and the entire principal amount of this Note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of this Note, shall be deemed the death of the Holder hereof for purposes of this provision, regardless of the registered Holder, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and custodial and trust arrangements where one person has substantially all of the beneficial ownership interest in this Note during his or her lifetime.

         Notes beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust. The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         If this Note is specified on the face hereof to be a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (1) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and (2) any unpaid interest accrued thereon to the Redemption Date, or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount".

         For purposes of determining the amount of Discount that has accrued as of any Redemption Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

         If an Event of Default shall occur and be continuing, the principal of the Notes may, and in certain cases shall, be accelerated in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a 662/3% of the aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of Authorized Denominations and for the same aggregate principal amount, will be issued by the Company to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common                UNIF GIFT MIN ACT            ___________ Custodian ______
TEN ENT           - as tenants by the entireties                                         (Cust)            (Minor)
JT TEN            - as joint tenants with right of                                   under Uniform Gifts to Minors
                    survivorship and not as tenants                                   Act______________________
                    in common                                                                (State)

                  Additional abbreviations may also be used though not in the above list.

                       ----------------------------------

                            ASSIGNMENT/TRANSFER FORM

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

         (insert Taxpayer Identification No.)
                                              ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.

Date
     ----------------------------        ---------------------------------------
                                         NOTICE: The signature of the registered
                                         Holder to this assignment must
                                         correspond with the name as written
                                         upon the face of the within instrument
                                         in every particular, without alteration
                                         or enlargement or any change
                                         whatsoever.

                                                                         ANNEX A

                             REPAYMENT ELECTION FORM

                            MERRILL LYNCH & CO., INC.

                               MERRILL LYNCH NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                            CUSIP NUMBER ____________



To: Merrill Lynch & Co., Inc.

         The undersigned financial institution (the "Financial Institution") represents the following:

         o The Financial Institution has received a request for repayment from the executor or other authorized representative (the "Authorized Representative") of the deceased beneficial owner listed below (the "Deceased Beneficial Owner") of ____________ Merrill Lynch Notes (CUSIP No. ____________ ________) (the "Notes").

         o At the time of his or her death, the Deceased Beneficial Owner owned Notes in the principal amount listed below, and the Financial Institution currently holds such Notes as a direct or indirect participant in The Depository Trust Company (the "Depository").

         The Financial Institution agrees to the following terms:

         o The Financial Institution shall follow the instructions (the "Instructions") accompanying this Repayment Election Form (the "Form").

         o The Financial Institution shall make all records specified in the Instructions supporting the above representations available to Merrill Lynch & Co., Inc. (the "Company") for inspection and review within five Business Days of the Company's request.

         o If the Financial Institution or the Company, in either's reasonable discretion, deems any of the records specified in the Instructions supporting the above representations unsatisfactory to substantiate a claim for repayment, the Financial Institution shall not be obligated to submit this Form, and the Company may deny repayment. If the Financial Institution cannot substantiate a claim for repayment, it shall notify the Company immediately.

         o Other than as described in the prospectus supplement in the limited situation involving tenders of Notes that are not accepted during one calendar year as a result of the Annual Put Limitation, repayment elections may not be withdrawn.

         o The Financial Institution agrees to indemnify and hold harmless the Company against and from any and all claims, liabilities, costs, losses, expenses, suits and damages resulting from the Financial Institution's above representations and request for repayment on behalf of the Authorized Representative.

                             REPAYMENT ELECTION FORM

(1)
--------------------------------------------------------------------------------
                          Name of Deceased Beneficial Owner

(2)
--------------------------------------------------------------------------------
                                    Date of Death

(3)
--------------------------------------------------------------------------------
               Name of Authorized Representative Requesting Repayment

(4)
--------------------------------------------------------------------------------
                 Name of Financial Institution Requesting Repayment

(5)
--------------------------------------------------------------------------------
      Signature of Representative of Financial Institution Requesting Repayment

(6)
--------------------------------------------------------------------------------
                       Principal Amount of Requested Repayment

(7)
--------------------------------------------------------------------------------
                                  Date of Election

(8)
--------------------------------------------------------------------------------
                            Date Requested for Repayment

(9)  Financial Institution Representative:
      Name:
      Phone Number:
      Fax Number
      Mailing Address (no P.O. Boxes):



(10)  Wire instructions for payment:
       Bank Name:
       ABA Number
       Account Name
       Reference (optional)

    TO BE COMPLETED BY THE COMPANY:

    (A) Election Number*:
    (B) Delivery and Payment Date:
    (C) Principal Amount:
    (D  Accrued Interest:
    (E) Date of Receipt of Form by the Company: (F) Date of Acknowledgment by the Company:

---------------------

* To be assigned by the Company upon receipt of this Form. An acknowledgement, in the form of a copy of this document with the assigned Election Number, will be returned to the party and location designated on line (9) above.

               INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM
                        AND EXERCISING SURVIVOR'S OPTION

     Capitalized terms used and not defined herein have the meanings defined in the accompanying Repayment Election Form.

1. Collect and retain for a period of at least three years (1) satisfactory evidence of the authority of the Authorized Representative, (2) satisfactory evidence of death of the Deceased Beneficial Owner, (3) satisfactory evidence that the Deceased Beneficial Owner beneficially owned, at the time of his or her death, the Notes being submitted for repayment pursuant to the Survivor Option, and (4) any necessary tax waivers. For purposes of determining whether the Company will deem Notes beneficially owned by an individual at the time of death, the following rules shall apply:

         -- Notes beneficially owned by tenants by the entirety or joint tenants will be regarded as beneficially owned by a single owner. The death of a tenant by the entirety or joint tenant will be deemed the death of the beneficial owner, and the Notes beneficially owned will become eligible for repayment. The death of a person beneficially owning a Note by tenancy in common will be deemed the death of a holder of a Note only with respect to the deceased holder's interest in the Note so held by tenancy in common, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the holder of the Note, and the entire principal amount of the Note so held will be eligible for repayment.

         -- Notes beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         -- The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Note will be deemed the death of the beneficial owner of that Note, regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gift to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Note.

2.       Indicate the name of the Deceased Beneficial Owner on line (1).


3.       Indicate the date of death of the Deceased Beneficial Owner on line
         (2).


4. Indicate the name of the Authorized Representative requesting repayment on line (3).


5. Indicate the name of the Financial Institution requesting repayment on line (4).

6. Affix the authorized signature of the Financial Institution's representative on line (5). THE SIGNATURE MUST BE MEDALLION SIGNATURE GUARANTEED.


7.       Indicate the principal amount of Notes to be repaid on line (6).


8.       Indicate the date this Form was completed on line (7).


9. Indicate the date of requested repayment on line (8). The date of requested repayment may not be earlier than the first Interest Payment Date to occur at least 20 calendar days after the date of the Company's acceptance of the Notes for repayment, unless such date is not a Business Day, in which case the date of requested payment may be no earlier than the next succeeding Business Day.

10. Indicate the name, mailing address (no P.O. boxes, please), telephone number and facsimile-transmission number of the party to whom the acknowledgment of this election may be sent on line (9).


 11.     Indicate the wire instruction for payment on line (10).


 12.     Leave lines (A), (B), (C), (D), (E) and (F) blank.


 13.     Mail or otherwise deliver an original copy of the completed Form to:

                                    JPMorgan Chase Bank
                                    450 West 33rd Street
                                    New York, New York 10001

             FACSIMILE TRANSMISSIONS OF THE REPAYMENT ELECTION FORM
                             WILL NOT BE ACCEPTED.

14. If the acknowledgement of the Company's receipt of this Form, including the assigned Election Number, is not received within 10 days of the date such information is sent to the Trustee, contact the Company's Corporate Secretary's Office, at Merrill Lynch & Co., Inc., 222 Broadway, 17th Floor, New York, New York 10038, Telephone number:
         (212)670-0432.

         For assistance with this Form or any questions relating thereto, please contact the Company's Secretary's Office at Merrill Lynch & Co., Inc., 222 Broadway, 17th Floor, New York, New York 10038, Telephone number: (212) 670-0432.

                            OPTION TO ELECT REPAYMENT
                          PURSUANT TO SURVIVOR'S OPTION

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the "Repayment Date", which shall be no later than the first Interest Payment Date that occurs 20 or more calendar days after the date of the acceptance by the Company of this Option, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:



                  --------------------------------------------------------------

                  --------------------------------------------------------------
                  (Please Print or Type Name and Address of the Undersigned.)

         For this Option to Elect Repayment Pursuant to Survivor's Option to be effective, this Security with the Option to Elect Repayment Pursuant to Survivor's Option duly completed must be received by the Company at its office or agency in the Borough of Manhattan, the City and State of New York (which will be located initially at the office of the Trustee at JPMorgan Chase Bank, ITS-Securities Window, 4 New York Plaza, Ground Floor, New York City).

         [If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $___________. The Principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than $1,000.]

         [If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Securit(ies) to be issued for the unpaid amount ($__________ or any integral multiple of $____________); $____________.]

                  Dated:

                                       -----------------------------------------
                                       Note: The signature to this Option to
                                       Elect Repayment Pursuant to Survivor's
                                       Option must correspond with the name as
                                       written upon the face of the within
                                       Security in every particular without
                                       alterations or enlargement or any change whatsoever.]

                               MERRILL LYNCH NOTE
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                                CUSIP No.:                                PRINCIPAL AMOUNT:
No.
     -----------                          ----------------------------              ----------------------------

                                               MERRILL LYNCH & CO., INC.

                                                   MERRILL LYNCH NOTE

ORIGINAL ISSUE DATE:                      INTEREST RATE:    %                       STATED MATURITY DATE:

INTEREST PAYMENT DATE(S):                 RECORD DATE:                              [  ] CHECK IF DISCOUNT NOTE
[  ] Monthly                                                                                    Issue Price: %
[  ] Quarterly
[  ] Semiannually
[  ] Annually

REDEMPTION DATE(S):                       SURVIVOR'S OPTION:
                                          [  ] Applicable to this Note
                                          [  ] Not Applicable to this Note

SPECIFIED CURRENCY:                       AUTHORIZED DENOMINATION:                  EXCHANGE RATE
[ ] United States dollars                 [ ] $1,000 and integral                   AGENT:
[ ] Other:                                    multiples thereof
                                          [ ] Other:

ADDENDUM ATTACHED:                        OTHER/ADDITIONAL PROVISIONS:
[ ] Yes
[ ] No

         MERRILL LYNCH & CO., INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount of on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment in such currency specified on the face hereof. "Maturity Date" means the date on which the Principal Amount of this Note becomes due and payable in full in accordance with its terms and the terms of the Indenture, whether at the Stated Maturity Date or earlier by declaration of acceleration, call for redemption, repayment or otherwise. References herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         The Company will pay interest in arrears on each Interest Payment Date (as defined below), if any, commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the registered holder (the "Holder") of this Note on the Record Date with respect to such second Interest Payment Date. If Monthly Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of each calendar month beginning in the calendar month that next succeeds the month in which the Original Issue Date occurs; if Quarterly Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of every third month beginning in the third calendar month that next succeeds the month in which the Original Issue Date occurs; if Semiannual Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of every sixth month beginning in the sixth calendar month following the month in which the Original Issue Date occurs; and if Annual Interest Payment Dates are specified above, the Interest Payment Dates for this Note shall be the 15th day of each twelfth month beginning in the twelfth calendar month following the month in which the Original Issue Date occurs. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

         Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes, as defined on the reverse hereof) is registered at the close of business on the first day of the calendar month (whether or not a Business Day, as defined below) in which such Interest Payment Date occurs (the "Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the close of business on any Record Date and, instead, shall be paid to the person in whose name this
Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

         Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon delivery of instructions as contemplated on the reverse hereof) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York; provided, however, that if the Specified Currency (as defined below) is other than United States dollars and such payment is to be made in the Specified Currency in accordance with the provisions set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note is presented and surrendered and, if applicable, instructions are delivered at the aforementioned office or agency maintained by the Company in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee on the record date; provided, however, that a Holder of U.S.$10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

         If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day (as defined), the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day and no interest shall accrue with respect to the payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

         As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that if the Specified Currency is other than United States dollars, such day must not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is Euro, such day must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open). "Principal Financial Center" means the capital city of the country issuing the Specified Currency, except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and Melbourne, Toronto, Johannesburg and Zurich, respectively.

         Subject to the provisions in the following paragraphs, the Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in the Specified Currency specified on the face hereof (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts in the country issuing such Specified Currency or, if such Specified Currency is Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union, then in the currency which is at the time of such payment legal tender in the related country or in the adopting member states of the European Union) (the "Specified Currency"). If the Specified Currency is other than United States dollars, except as otherwise provided below, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified on the face hereof into United States dollars for payment to the Holder of this Note.

         If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive any amounts payable hereunder in such Specified Currency by following the procedures described below. If the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.

         If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

         If the Specified Currency is other than United States dollars and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, but the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) determined by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under such circumstances shall not constitute an Event of Default (as defined in the Indenture).

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

         The Company agrees to indemnify the Holder of any Note against any loss incurred by such Holder as a result of any judgment or order being given or made against the Company for any amount due hereunder and such judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Holder, on the date of payment of such judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received by such Holder, as the case may be. The foregoing indemnity constitutes a separate and independent obligation of the Company and continues in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: ____________


                                   MERRILL LYNCH & CO., INC.


                                   By:
                                       ----------------------------------------
                                                 John C. Stomber
                                              Senior Vice President
                                                       and
                                                    Treasurer

[FACSIMILE OF SEAL]

                                   Attest:


                                   By:
                                       ----------------------------------------
                                                 Andrea L. Dulberg
                                                    Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

JPMORGAN CHASE BANK,
     as Trustee

By:
    --------------------------
        Authorized Officer

                                [REVERSE OF NOTE]

                            MERRILL LYNCH & CO., INC.

                               MERRILL LYNCH NOTE
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

         This Note is one of a duly authorized series of Securities (the "Securities") of the Company designated as its Merrill Lynch Notes Due Nine Months or More from Date of Issue (the "Notes"). The Notes are issued and to be issued under an Indenture, dated as of October 1, 1993, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

         This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or other Authorized Denomination specified on the face hereof.

         This Note shall be exchangeable for Notes in definitive form of like tenor and terms and of an equal aggregate principal amount, in the Authorized Denomination specified on the face hereof only if (x) the Depository is at any time unwilling or unable to continue as depository or the depository has ceased to become a clearing agency under the Exchange Act and a successor depository is not appointed by the Company within 60 calendar days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes under the Indenture. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

         This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions described below, will not be redeemable or repayable prior to the Stated Maturity Date.

         This Note will be subject to redemption at the option of the Company on the Redemption Dates, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such other minimum Authorized Denomination), at a Redemption Price equal to 100% of the unpaid principal amount to be redeemed, together with unpaid interest accrued thereon to the applicable Redemption Date, on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the applicable Redemption Date. In the event of redemption of this
Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof. If no Redemption Dates are specified on the face hereof, this Note may not be redeemed at the option of the Company prior to the Stated Maturity Date.

         If the Survivor's Option is specified on the face hereof as being applicable to this Note, the Representative (as defined below) of a deceased beneficial owner of this Note or a beneficial interest in this Note shall have the option to elect repayment of this Note in whole or in part following the death of such owner. "Representative" means the representative of a deceased beneficial owner of the Note or a beneficial interest in this Note that has authority to act on behalf of the deceased beneficial owner of this Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative, executor, surviving joint tenant or surviving tenant by the entirety of such deceased beneficial owner). Unless specifically provided on the face hereof or in an Addendem hereto, the Survivor's Option may be exercised only if this Note or a beneficial interest in this Note was purchased at least six months prior to the Representative's exercise of the Survivor's Option. If the Survivor's Option is specified on the face hereof as not being applicable to this Note, this Note may not be repaid at the option of a deceased beneficial owner hereof prior to the Stated Maturity Date.

         Upon exercise of the Survivor's Option, the Company shall repay this Note (or portion hereof) in an amount that is not less than $1,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency), provided that any remaining principal amount shall be an Authorized Denomination, at a price equal to 100 % of the principal amount of the beneficial interest of the deceased owner in this Note being repaid, plus accrued interest to, but excluding, the date of such repayment.

         Notwithstanding the foregoing, the Company may, in its sole discretion, limit the aggregate principal amount of Notes (or portions thereof) as to which exercises of the Survivor's Option shall be accepted in any calendar year (the "Annual Put Limitation") to an amount equal to the greater of (i) $5,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency), or (ii) 5% of the principal amount of all Notes Outstanding (as defined in the Indenture) as of the end of the most recent calendar year. The Company may also, in its sole discretion, limit the aggregate principal amount of Notes (or portions thereof) as to which exercise of the Survivor's Option shall be accepted in any calendar year with respect to any individual deceased owner of beneficial interests in the Notes to $500,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) (the "Individual Put Limitation").

         A valid exercise of the Survivor's Option with respect to this Note is irrevocable and after such exercise, the Note (or portion hereof) may not be transferred prior to repayment by the Company.

         For so long as this Note is represented by a Global Security, the Depository or its nominee shall be the Holder hereof and therefore the Depository shall be the only entity that can exercise the Survivor's Option with respect to this Note by delivery of the Option to Elect Repayment pursuant to the Survivior's Option, the form of which is attached hereto. To obtain repayment pursuant to exercise of the Survivor's Option with respect to this Note, the Representative must provide to the Depository's participant through which the beneficial interest in this Note is held: (i) a written instruction to such participant to notify the Depository of the Representative's desire to exercise the Survivor's Option, (ii) appropriate evidence satisfactory to the Company and the Trustee that (A) the deceased was the owner of a beneficial interest in this Note at the time of death and that the deceased or the estate has held this Note for at least six months, (B) the death of the beneficial owner hereof has occurred and (C) the Representative has authority to act on behalf of the deceased beneficial owner, (iii) if the beneficial interest in this Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Company and the Trustee from such nominee attesting to the deceased's ownership of a beneficial interest in this Note, (iv) a duly completed "Repayment Election Form", a copy of which is attached to this Note as Annex A, (v) if applicable, a properly executed assignment or endorsement, (vi) tax waivers and any other instruments or documents that the Company or the Trustee reasonably requires in order to establish the validity of ownership of the beneficial interest in this Note and the Representative's entitlement to payment and (vii) any additional information the Company or the Trustee requires to document ownership or authority to exercise the Survivor's Option and to cause the repayment of this Note (or portion thereof). The participant shall deliver to the Trustee (i) each of the documents described in the immediately preceding sentence together with a certificate satisfactory to the Trustee from such participant stating that it represents the deceased beneficial owner of this Note or a beneficial interest in this Note.

         The participant shall be responsible for disbursing any payments it receives from the Trustee pursuant to exercise of the Survivor's Option to the appropriate Representative.

         Subject to the Company's right hereunder to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all other questions regarding the eligibility or validity of any exercise of the Survivor's Option with respect to this Note shall be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties. In making any determinations hereunder, the Trustee may elect, in the exercise of its own discretion, to consult with Company personnel and seek the advice of the Company, but it is in no way obligated to do so. The Trustee may rely on any advice provided to it by the Company in connection herewith.

         Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted promptly in the order received by the Trustee, except for any Note (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied. Each Note (or portion thereof) that has been tendered for repayment in connection with the exercise of the Survivor's Option that is not accepted by the Trustee in any calendar year because such acceptance would have contravened either the Annual Put Limitation or the Individual Put Limitation shall be deemed to be tendered on the first day of the following calendar year in the order all such Notes

(or portions thereof) were originally tendered. Notes (or portion thereof) accepted for repayment pursuant to exercise of the Survivor's Option shall be repaid no later than the first Interest Payment Date that occurs at least 20 calendar days after the date of such acceptance. In the event that a Note (or any portion thereof) tendered for repayment pursuant to valid exercise of the Survivor's Option is not accepted, the Trustee shall deliver a written notice by first-class mail to the registered Holder thereof at its last known address as indicated in the Security Register, that states the reason such Note (or portion thereof) has not been accepted for payment.

         For purposes of the Survivor's Option, the death of a person owning this Note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the Holder hereof, and the entire Principal Amount hereof shall be subject to repayment. The death of a person owning this Note by tenancy in common shall be deemed the death of a Holder hereof only with respect to the deceased Holder's interest in this Note; except that in the event this
Note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the Holder hereof, and the entire principal amount of this Note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of this Note, shall be deemed the death of the Holder hereof for purposes of this provision, regardless of the registered Holder, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and custodial and trust arrangements where one person has substantially all of the beneficial ownership interest in this Note during his or her lifetime.

         Notes beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust. The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         If this Note is specified on the face hereof to be a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (1) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below), and (2) any unpaid interest accrued thereon to the Redemption Date, or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount".

         For purposes of determining the amount of Discount that has accrued as of any Redemption Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period

(as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

         If an Event of Default shall occur and be continuing, the principal of the Notes may, and in certain cases shall, be accelerated in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a 662/3% of the aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of Authorized Denominations and for the same aggregate principal amount, will be issued by the Company to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common                UNIF GIFT MIN ACT            __________ Custodian ______
TEN ENT           - as tenants by the entireties                                         (Cust)           (Minor)
JT TEN            - as joint tenants with right of                                   under Uniform Gifts to Minors
                    survivorship and not as tenants                                  Act______________________
                    in common                                                                   (State)

                  Additional abbreviations may also be used though not in the above list.

                       ----------------------------------

                            ASSIGNMENT/TRANSFER FORM

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

         (insert Taxpayer Identification No.)
                                              ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.

Date
     ----------------------------        ---------------------------------------
                                         NOTICE: The signature of the registered
                                         Holder to this assignment must
                                         correspond with the name as written
                                         upon the face of the within instrument
                                         in every particular, without alteration
                                         or enlargement or any change
                                         whatsoever.

                                                                         ANNEX A

                             REPAYMENT ELECTION FORM

                            MERRILL LYNCH & CO., INC.

                               MERRILL LYNCH NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                                                       CUSIP NUMBER ____________



To: Merrill Lynch & Co., Inc.

         The undersigned financial institution (the "Financial Institution") represents the following:

         o The Financial Institution has received a request for repayment from the executor or other authorized representative (the "Authorized Representative") of the deceased beneficial owner listed below (the "Deceased Beneficial Owner") of ____________ Merrill Lynch Notes (CUSIP No. ____________ ________) (the "Notes").

         o At the time of his or her death, the Deceased Beneficial Owner owned Notes in the principal amount listed below, and the Financial Institution currently holds such Notes as a direct or indirect participant in The Depository Trust Company (the "Depository").

         The Financial Institution agrees to the following terms:

         o The Financial Institution shall follow the instructions (the "Instructions") accompanying this Repayment Election Form (the "Form").

         o The Financial Institution shall make all records specified in the Instructions supporting the above representations available to Merrill Lynch & Co., Inc. (the "Company") for inspection and review within five Business Days of the Company's request.

         o If the Financial Institution or the Company, in either's reasonable discretion, deems any of the records specified in the Instructions supporting the above representations unsatisfactory to substantiate a claim for repayment, the Financial Institution shall not be obligated to submit this Form, and the Company may deny repayment. If the Financial Institution cannot substantiate a claim for repayment, it shall notify the Company immediately.

         o Other than as described in the prospectus supplement in the limited situation involving tenders of Notes that are not accepted during one calendar year as a result of the Annual Put Limitation, repayment elections may not be withdrawn.

         o The Financial Institution agrees to indemnify and hold harmless the Company against and from any and all claims, liabilities, costs, losses, expenses, suits and damages resulting from the Financial Institution's above representations and request for repayment on behalf of the Authorized Representative.

                             REPAYMENT ELECTION FORM

(1)
--------------------------------------------------------------------------------
                          Name of Deceased Beneficial Owner

(2)
--------------------------------------------------------------------------------
                                    Date of Death

(3)
--------------------------------------------------------------------------------
               Name of Authorized Representative Requesting Repayment

(4)
--------------------------------------------------------------------------------
                 Name of Financial Institution Requesting Repayment

(5)
--------------------------------------------------------------------------------
      Signature of Representative of Financial Institution Requesting Repayment

(6)
--------------------------------------------------------------------------------
                       Principal Amount of Requested Repayment

(7)
--------------------------------------------------------------------------------
                                  Date of Election

(8)
--------------------------------------------------------------------------------
                            Date Requested for Repayment

(9)  Financial Institution Representative:
      Name:
      Phone Number:
      Fax Number
      Mailing Address (no P.O. Boxes):



(10)  Wire instructions for payment:
       Bank Name:
       ABA Number
       Account Name
       Reference (optional)

 TO BE COMPLETED BY THE COMPANY:

    (A)  Election Number*:
    (B)  Delivery and Payment Date:
    (C)  Principal Amount:
    (D)  Accrued Interest:
    (E)  Date of Receipt of Form by the Company:
    (F)  Date of Acknowledgment by the Company:

---------------------

* To be assigned by the Company upon receipt of this Form. An acknowledgement, in the form of a copy of this document with the assigned Election Number, will be returned to the party and location designated on line (9) above.

               INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM
                        AND EXERCISING SURVIVOR'S OPTION

     Capitalized terms used and not defined herein have the meanings defined in the accompanying Repayment Election Form.

1. Collect and retain for a period of at least three years (1) satisfactory evidence of the authority of the Authorized Representative, (2) satisfactory evidence of death of the Deceased Beneficial Owner, (3) satisfactory evidence that the Deceased Beneficial Owner beneficially owned, at the time of his or her death, the Notes being submitted for repayment pursuant to the Survivor Option, and (4) any necessary tax waivers. For purposes of determining whether the Company will deem Notes beneficially owned by an individual at the time of death, the following rules shall apply:

         -- Notes beneficially owned by tenants by the entirety or joint tenants will be regarded as beneficially owned by a single owner. The death of a tenant by the entirety or joint tenant will be deemed the death of the beneficial owner, and the Notes beneficially owned will become eligible for repayment. The death of a person beneficially owning a Note by tenancy in common will be deemed the death of a holder of a Note only with respect to the deceased holder's interest in the Note so held by tenancy in common, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the holder of the Note, and the entire principal amount of the Note so held will be eligible for repayment.

         -- Notes beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         -- The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Note will be deemed the death of the beneficial owner of that Note, regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gift to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Note.

2.       Indicate the name of the Deceased Beneficial Owner on line (1).


3.       Indicate the date of death of the Deceased Beneficial Owner on line
         (2).


4. Indicate the name of the Authorized Representative requesting repayment on line (3).


5. Indicate the name of the Financial Institution requesting repayment on line (4).

6. Affix the authorized signature of the Financial Institution's representative on line (5). THE SIGNATURE MUST BE MEDALLION SIGNATURE GUARANTEED.


7.       Indicate the principal amount of Notes to be repaid on line (6).


8.       Indicate the date this Form was completed on line (7).


9. Indicate the date of requested repayment on line (8). The date of requested repayment may not be earlier than the first Interest Payment Date to occur at least 20 calendar days after the date of the Company's acceptance of the Notes for repayment, unless such date is not a Business Day, in which case the date of requested payment may be no earlier than the next succeeding Business Day.

10. Indicate the name, mailing address (no P.O. boxes, please), telephone number and facsimile-transmission number of the party to whom the acknowledgment of this election may be sent on line (9).


11.      Indicate the wire instruction for payment on line (10).


12.      Leave lines (A), (B), (C), (D), (E) and (F) blank.


13.      Mail or otherwise deliver an original copy of the completed Form to:

                                    JPMorgan Chase Bank
                                    450 West 33rd Street
                                    New York, New York 10001

             FACSIMILE TRANSMISSIONS OF THE REPAYMENT ELECTION FORM
                             WILL NOT BE ACCEPTED.

14. If the acknowledgement of the Company's receipt of this Form, including the assigned Election Number, is not received within 10 days of the date such information is sent to the Trustee, contact the Company's Corporate Secretary's Office, at Merrill Lynch & Co., Inc., 222 Broadway, 17th Floor, New York, New York 10038, Telephone number:
         (212)670-0432.

         For assistance with this Form or any questions relating thereto, please contact the Company's Secretary's Office at Merrill Lynch & Co., Inc., 222 Broadway, 17th Floor, New York, New York 10038, Telephone number: (212) 670-0432.

                            OPTION TO ELECT REPAYMENT
                          PURSUANT TO SURVIVOR'S OPTION

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the "Repayment Date", which shall be no later than the first Interest Payment Date that occurs 20 or more calendar days after the date of the acceptance by the Company of this Option, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:



                  --------------------------------------------------------------

                  --------------------------------------------------------------
                  (Please Print or Type Name and Address of the Undersigned.)

         For this Option to Elect Repayment Pursuant to Survivor's Option to be effective, this Security with the Option to Elect Repayment Pursuant to Survivor's Option duly completed must be received by the Company at its office or agency in the Borough of Manhattan, the City and State of New York (which will be located initially at the office of the Trustee at JPMorgan Chase Bank, ITS-Securities Window, 4 New York Plaza, Ground Floor, New York City).

         [If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $___________. The Principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than $1,000.]

         [If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Securit(ies) to be issued for the unpaid amount ($__________ or any integral multiple of $____________); $____________.]

                  Dated:

                                       -----------------------------------
                                       Note: The signature to this Option to
                                       Elect Repayment Pursuant to Survivor's
                                       Option must correspond with the name as
                                       written upon the face of the within
                                       Security in every particular without
                                       alterations or enlargement or any change whatsoever.]